UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period :	August 1, 2014 — July 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POGAX

# Putnam Growth Opportunities Fund

## Annual report 7 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Annual report
7 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	23
Federal tax information	53
About the Trustees	54
Officers	56

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A number of questions have emerged during the past year regarding the pace of growth in the global economy, resolution of Greece’s debt crisis, and changes in central bank policy, as the U.S. Federal Reserve has communicated its intentions to begin lifting interest rates. Although prompted by U.S. economic strength, tighter U.S. monetary policy can cause market volatility and constrain growth in other regions.

The Fed’s intentions contrast with the actions of central banks in Europe, Japan, and China, which are committed, for the foreseeable future, to low-interest-rate policies seeking to foster growth. Shortly after the end of your fund’s fiscal period, the People’s Bank of China even took the unexpected step of devaluing its currency in an attempt to reinvigorate the world’s second-largest economy.

China’s action triggered widespread selling in global stock markets, highlighting the lack of consensus among investors about economic strength in many regions and the possible effects of tighter U.S. monetary policy.

In the following pages, you will find a discussion of current economic and market conditions in addition to an update on your fund’s performance. Putnam’s experienced portfolio managers have research-driven viewpoints that guide their investment decisions in changing markets.

You can also consult with your financial advisor regarding the current market environment, and whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, we thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

September 11, 2015

## Putnam Growth Opportunities Fund

# Seeking to harness the growth potential of large companies

To find opportunities among thousands of large-company stocks, Portfolio Manager Robert Brookby combines discipline and research with creativity and collaboration. Backed by more than 14 years of industry experience, Rob seeks stocks of U.S. companies that offer durable, long-term growth potential. He works with a team of analysts to develop investment themes and find broad areas of opportunity, and then narrows his focus to identify companies with fundamental strength, a competitive edge, and the potential to produce strong profits.

"We probe, discuss, debate, and analyze global trends, providing fertile ground for our research process. We then scour the universe of large-cap stocks to find businesses that may profit from the themes we have identified."

**Robert M. Brookby**
Portfolio Manager

### Thematic research guides investment decisions

Together with a team of analysts, Rob researches problems and looks for solutions and trends that may lead to investment opportunities.

| | Problem/trend | Solution/theme | Investment opportunity |
|---|---|---|---|
|  | Feeding a planet of 7 billion people | Improving agricultural productivity | Companies that can improve soil or crop yields |
|  | Skyrocketing mobile Internet usage | Delivering next-generation bandwidth | Hardware, Internet, IT security, and software firms |

### Investment opportunities emerge from a wide array of themes

Putnam Growth Opportunities Fund
Delivering next-generation bandwidth
Enhancing cyber security
Anticipating the demands of an aging population
Innovating for a greener environment
Developing home automation
Enabling e-commerce growth
Managing health-care costs
Improving agricultural productivity

2 Growth Opportunities Fund

Growth Opportunities Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 7/31/15

The fund — class A shares before sales charge
Putnam Growth Opportunities Fund (POGAX)
Fund's benchmark
Russell 1000 Growth Index
Fund's Lipper peer group average
Large-Cap Growth Funds
7.34
8.07
8.09
8.83
8.95
8.17
17.05
17.75
16.53
20.01
18.78
18.85
12.82
16.08
15.55
LIFE OF FUND
(since 10/2/95)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Growth Opportunities Fund

Interview with your fund’s portfolio manager

Robert M. Brookby

What can you tell us about the investing environment for the 12-month reporting period ended July 31, 2015?

In terms of U.S. stock market performance, the early months of the period were markedly different from the later months. During the first five months, stocks were fairly volatile, particularly in October, when they declined nearly 10% in response to global geopolitical tensions, slowing growth in Europe and China, and falling oil prices. Stocks recovered by the end of October, but experienced declines again in December. The market quickly rebounded from those losses as well, and stocks ended the calendar year well into positive territory. In fact, at the close of 2014, the S&P 500 Index, a broad measure of U.S. stock performance, posted its third consecutive double-digit annual return.

At the start of 2015, market dynamics began to change, and stock performance was essentially flat for the remainder of the reporting period. Market conditions were somewhat choppy through the winter months, as investors grew concerned about the effects of unusually harsh weather on U.S. economic growth. At the same time, two additional factors — U.S. dollar strength and energy sector weakness — began to weigh more heavily on investors’ minds and on corporate earnings. In 2014, the price of oil had dropped more than 50%, resulting in severe declines for energy stocks. In addition, the strengthening U.S. dollar hurt the earnings

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Growth Opportunities Fund     5

of U.S. companies that depend on non-U.S. markets for revenue. When a company’s costs are in U.S. dollars, but revenues are in a weaker currency, it can take a toll on profits. Despite these challenges and a market that moved sideways for much of the period, stocks overall delivered a positive return for the 12-month period.

How did the fund perform for the period?

The fund delivered a positive return, but underperformed its benchmark, the Russell 1000 Growth Index, and the average return for funds within its Lipper peer group, Large-Cap Growth Funds.

What are some holdings that detracted from fund performance relative to the benchmark?

The biggest disappointment for the period was an overweight position versus the benchmark in the stock of Micron Technology, a maker of semiconductor devices that are used in computers and mobile devices such as smartphones and tablets. Micron has struggled competitively and its earnings weakened considerably in recent months. One issue is demand — many of Micron’s products are used in PCs, a market in which demand has declined dramatically. Another area where Micron has been challenged is chip design. All major semiconductor companies are competing to shrink the size of their chips, which improves their performance and reduces their costs. It is a complex and expensive undertaking, especially with chips that are already incredibly tiny, and Micron has not made sufficient progress. Despite its recent underperformance, Micron remained in the portfolio at the close of the period, but we are monitoring it carefully to determine its long-term potential and the company’s ability to weather these challenges.

The stock of Melco Crown Entertainment, a developer and operator of casinos in Macao,

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 7/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Growth Opportunities Fund

“Despite several challenges and a
market that moved sideways for much
of the period, stocks overall delivered
a positive return.”

Rob Brookby

China, also detracted from performance for the period. The gaming industry in China faced a number of obstacles throughout 2014, and casino business slowed dramatically. Weaker economic growth and a crackdown on corruption in China discouraged many gamblers from visiting casinos. More recently, new headwinds have emerged, including a proposed smoking ban and rumors that the government may limit visa travel to Macao, which would further depress volume in Macao casinos. In addition, many casino operators worldwide are in the process of expanding into Macao or adding to existing properties, which could create an unappealing supply/demand situation — many more casinos for far fewer visitors. This stock also remained in the portfolio at the close of the period, but we are keeping a careful watch on developments in Macao.

Finally, the plunge in oil prices that caused severe declines in the energy sector took its toll on the stock of Halliburton, an oilfield services company. The fund’s overweight position in Halliburton versus the benchmark detracted from fund performance for the period. By the close of the period, Halliburton had been sold from the portfolio.

Can you provide examples of stocks or strategies that helped fund performance for the period?

One of the top contributors to fund performance for the period was the stock of Allergan, a pharmaceutical company that has experienced strong revenue growth, due in large part to acquisitions. Formerly known as Actavis, the company changed its name after acquiring Allergan in March 2015.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Growth Opportunities Fund     7

Another highlight was the stock of Cubist Pharmaceuticals, a company that specializes in developing antibacterial drugs for use in hospitals. The stock price advanced during the period, particularly after the announcement that Cubist was being acquired by Merck, the second-largest U.S. pharmaceutical company. We added Cubist to the portfolio because of the company’s expertise with products that are considered to be “scarce assets” — that is, few companies specialize in anti-infective treatments, giving Cubist an attractive growth profile, in our view. Cubist was acquired by Merck in January 2015 and was not a fund holding at the close of the period.

Another notable contributor to fund performance was the stock of CVS Health. The company has two primary business segments: CVS, its nationwide network of retail stores and pharmacies, and Caremark, its pharmacy benefit manager, or PBM. PBMs administer drug benefit programs for employers and health insurance carriers. CVS has been increasingly successful with its PBM business, efficiently integrating employer health programs with its network of retail stores, where its popular in-store MinuteClinics make CVS the country’s biggest operator of health clinics. In addition, investors may have been attracted to the retail strength of CVS, viewing its network of stores as stable consumer-oriented businesses that could benefit from trends such as improving employment and lower gasoline prices.

What role did derivatives play in the portfolio?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Specifically, forward currency contracts were used to hedge foreign exchange risk.

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Growth Opportunities Fund

What is your outlook for the markets and the economy?

The prospects for U.S. economic growth appear positive, boosted by what I believe are a healing housing market and a brighter employment picture.

Of course, there are potential headwinds and risks for U.S. stocks, including a likely hike in short-term interest rates by the U.S. Federal Reserve, which could cause some disruption in the market. There are also concerns in overseas markets such as China’s weakening economic growth and volatile stock market, which contributed to turbulence in the U.S. market after the close of the period.

Thank you, Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

The People’s Bank of China devalued the Chinese yuan against the U.S. dollar on August 11, 2015, sending global markets down. For the next two days the currency declined further, totaling its biggest drop in decades — 4.4%. The unexpected move to reset the reference value of the currency followed recent reports that China’s exports fell in July and producer prices continued their nearly four-year deflationary trend. Analysts concluded that these measures were driven by an attempt to boost exports and stimulate the economy. China’s growth rate in early 2015 declined from levels of previous quarters. Central bank leadership said the currency was not in a free fall, but that the bank was allowing the market to have more influence over the currency’s direction. Policymakers said the exchange rate would be based more on the currency’s trading performance than by government mandate. At the same time, some observers contend that the move sends a signal that global growth is weak to the U.S. Federal Reserve, as it considers when to raise interest rates.

Growth Opportunities Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.34%	7.02%	7.00%	7.00%	6.55%	6.55%	6.78%	6.59%	7.08%	7.59%	7.61%	7.57%
10 years	133.03	119.64	119.35	119.35	116.14	116.14	121.58	113.82	127.41	139.49	140.29	138.85
Annual average	8.83	8.19	8.17	8.17	8.01	8.01	8.28	7.90	8.56	9.13	9.16	9.10
5 years	119.74	107.11	111.65	109.65	111.64	111.64	114.27	106.77	117.05	123.07	123.82	122.47
Annual average	17.05	15.67	16.18	15.96	16.18	16.18	16.46	15.64	16.76	17.41	17.48	17.34
3 years	72.84	62.90	69.02	66.02	69.05	69.05	70.35	64.39	71.59	74.57	75.15	74.10
Annual average	20.01	17.66	19.12	18.41	19.13	19.13	19.43	18.02	19.72	20.41	20.54	20.30
1 year	12.82	6.33	11.97	7.18	11.97	11.01	12.25	8.32	12.55	13.15	13.26	13.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Growth Opportunities Fund

Comparative index returns For periods ended 7/31/15

	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds category average*
Annual average (life of fund)	8.07%	8.09%
10 years	135.60	120.81
Annual average	8.95	8.17
5 years	126.35	115.41
Annual average	17.75	16.53
3 years	67.59	68.06
Annual average	18.78	18.85
1 year	16.08	15.55

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/15, there were 678, 607, 526, 388, and 82 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/31/05 to 7/31/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $21,935 and $21,614, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,382. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $22,741, $23,949, $24,029, and $23,885, respectively.

Growth Opportunities Fund     11

Fund price and distribution information For the 12-month period ended 7/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.128		—	—	$0.024		$0.120	$0.222	$0.232	$0.202
Capital gains
Long-term gains	1.940		$1.940	$1.940	1.940		1.940	1.940	1.940	1.940
Short-term gains	1.650		1.650	1.650	1.650		1.650	1.650	1.650	1.650
Total	$3.718		$3.590	$3.590	$3.614		$3.710	$3.812	$3.822	$3.792
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
7/31/14	$25.68	$27.25	$22.90	$23.22	$23.86	$24.73	$25.08	$26.60	$26.62	$26.54
7/31/15	25.11	26.64	21.93	22.29	23.04	23.88	24.38	26.13	26.17	26.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.23%	6.91%	6.88%	6.88%	6.44%	6.44%	6.66%	6.47%	6.96%	7.47%	7.49%	7.46%
10 years	136.21	122.63	122.38	122.38	119.12	119.12	124.65	116.79	130.57	142.92	143.65	142.26
Annual average	8.98	8.33	8.32	8.32	8.16	8.16	8.43	8.04	8.71	9.28	9.31	9.25
5 years	129.04	115.87	120.65	118.65	120.62	120.62	123.38	115.56	126.15	132.59	133.29	131.95
Annual average	18.03	16.64	17.15	16.94	17.15	17.15	17.44	16.60	17.73	18.39	18.46	18.33
3 years	70.88	61.06	67.08	64.08	67.07	67.07	68.32	62.43	69.51	72.58	73.10	72.11
Annual average	19.55	17.22	18.66	17.95	18.66	18.66	18.95	17.55	19.23	19.95	20.07	19.84
1 year	7.79	1.60	7.00	2.42	6.98	6.06	7.25	3.50	7.49	8.12	8.23	8.06

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12     Growth Opportunities Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 7/31/14	1.10%	1.85%	1.85%	1.60%	1.35%	0.78%	0.68%	0.85%
Annualized expense ratio for the six-month period ended 7/31/15*†	1.08%	1.83%	1.83%	1.58%	1.33%	0.79%	0.69%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

†Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 7/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2015, to July 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.55	$9.38	$9.38	$8.11	$6.83	$4.06	$3.55	$4.27
Ending value (after expenses)	$1,071.70	$1,067.70	$1,067.50	$1,069.10	$1,070.20	$1,073.10	$1,073.90	$1,072.80

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Growth Opportunities Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2015, use the following calculation method. To find the value of your investment on February 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.41	$9.15	$9.15	$7.90	$6.66	$3.96	$3.46	$4.16
Ending value (after expenses)	$1,019.44	$1,015.72	$1,015.72	$1,016.96	$1,018.20	$1,020.88	$1,021.37	$1,020.68

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Growth Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Growth Opportunities Fund     15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2015, Putnam employees had approximately $517,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Growth Opportunities Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Growth Opportunities Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18     Growth Opportunities Fund

fund, and the continued application of certain reductions and waivers noted below; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor

Growth Opportunities Fund     19

servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

20     Growth Opportunities Fund

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the three-year period ended December 31, 2014, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 700, 616 and 546 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful

Growth Opportunities Fund     21

that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Growth Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Growth Opportunities Fund     23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 11, 2015

24     Growth Opportunities Fund

The fund’s portfolio 7/31/15

COMMON STOCKS (97.1%)*	Shares	Value
Aerospace and defense (5.8%)
Bombardier, Inc. Class B (Canada)	889,329	$1,108,389
General Dynamics Corp.	38,700	5,770,557
Honeywell International, Inc.	127,200	13,362,360
Northrop Grumman Corp.	63,800	11,038,038
Raytheon Co.	14,800	1,614,532
United Technologies Corp.	54,500	5,466,895
		38,360,771
Airlines (1.1%)
American Airlines Group, Inc.	64,100	2,570,410
Spirit Airlines, Inc. †	75,800	4,534,356
		7,104,766
Auto components (0.3%)
Toyota Industries Corp. (Japan)	32,500	1,799,582
		1,799,582
Automobiles (0.4%)
Yamaha Motor Co., Ltd. (Japan)	106,400	2,424,728
		2,424,728
Banks (1.3%)
Bank of America Corp.	489,300	8,748,684
		8,748,684
Beverages (0.9%)
PepsiCo, Inc.	63,600	6,127,860
		6,127,860
Biotechnology (7.1%)
Alkermes PLC †	30,700	2,149,614
Biogen, Inc. †	30,400	9,690,912
Celgene Corp. †	127,086	16,680,038
Gilead Sciences, Inc.	144,526	17,033,834
Neuralstem, Inc. † S	357,740	618,890
Vertex Pharmaceuticals, Inc. †	7,704	1,040,040
		47,213,328
Building products (0.5%)
Assa Abloy AB Class B (Sweden)	159,399	3,226,173
		3,226,173
Capital markets (2.2%)
Charles Schwab Corp. (The)	186,700	6,512,096
KKR & Co. LP	110,200	2,633,780
Morgan Stanley	134,000	5,204,560
		14,350,436
Chemicals (3.5%)
Axiall Corp.	90,300	2,657,529
Chemours Co. (The) †	5	55
Dow Chemical Co. (The)	84,800	3,990,688
E.I. du Pont de Nemours & Co.	45,600	2,542,656
Huntsman Corp.	86,700	1,647,300
Monsanto Co.	28,200	2,873,298
Sherwin-Williams Co. (The)	17,700	4,916,352
Symrise AG (Germany)	69,275	4,610,944
		23,238,822
Commercial services and supplies (0.8%)
Tyco International PLC	135,588	5,150,988
		5,150,988

Growth Opportunities Fund     25

COMMON STOCKS (97.1%)* cont.	Shares	Value
Consumer finance (0.4%)
American Express Co.	34,900	$2,654,494
		2,654,494
Containers and packaging (0.3%)
Packaging Corp. of America	29,200	2,067,068
		2,067,068
Diversified telecommunication services (0.5%)
Level 3 Communications, Inc. †	68,800	3,474,400
		3,474,400
Electronic equipment, instruments, and components (0.2%)
Corning, Inc.	66,900	1,249,692
		1,249,692
Energy equipment and services (1.1%)
Baker Hughes, Inc.	40,700	2,366,705
Schlumberger, Ltd.	57,800	4,786,996
		7,153,701
Food and staples retail (3.9%)
Costco Wholesale Corp.	40,600	5,899,180
CVS Health Corp.	95,300	10,718,391
Walgreens Boots Alliance, Inc.	95,300	9,208,839
		25,826,410
Food products (0.2%)
Blue Buffalo Pet Products, Inc. †	16,223	453,271
Keurig Green Mountain, Inc.	9,800	735,392
		1,188,663
Health-care equipment and supplies (3.6%)
Becton Dickinson and Co.	27,300	4,153,695
Boston Scientific Corp. †	402,600	6,981,084
C.R. Bard, Inc.	33,900	6,666,435
Cooper Cos., Inc. (The)	20,300	3,593,100
Edwards Lifesciences Corp. †	10,700	1,628,112
GenMark Diagnostics, Inc. † S	124,127	1,055,080
		24,077,506
Hotels, restaurants, and leisure (4.2%)
Hilton Worldwide Holdings, Inc. †	462,192	12,409,855
Lindblad Expeditions Holdings, Inc. †	197,892	2,067,971
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	230,500	4,755,215
Restaurant Brands International, Inc. (Canada) S	83,000	3,588,920
Starbucks Corp.	82,300	4,767,639
		27,589,600
Household durables (1.2%)
Panasonic Corp. (Japan)	281,900	3,310,589
PulteGroup, Inc.	225,900	4,680,648
		7,991,237
Independent power and renewable electricity producers (0.3%)
Calpine Corp. †	126,132	2,308,216
		2,308,216
Industrial conglomerates (1.3%)
Danaher Corp.	62,900	5,759,124
Siemens AG (Germany)	23,338	2,498,409
		8,257,533
Insurance (1.2%)
American International Group, Inc.	46,500	2,981,580
Hartford Financial Services Group, Inc. (The)	60,400	2,872,020
Prudential PLC (United Kingdom)	89,271	2,100,273
		7,953,873

26     Growth Opportunities Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value
Internet and catalog retail (5.2%)
Amazon.com, Inc. †	31,800	$17,049,570
Delivery Hero Holding GmbH (acquired 6/12/15, cost $985,856) (Private) (Germany) † ΔΔ F	128	865,866
Expedia, Inc.	37,700	4,578,288
FabFurnish GmbH (acquired 8/2/13, cost $8) (Private) (Brazil) † ΔΔ F	6	5
Global Fashion Holding SA (acquired 8/2/13, cost $394,947) (Private) (Brazil) † ΔΔ F	9,323	238,653
Netflix, Inc. †	32,100	3,669,351
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $8) (Private) (Brazil) † ΔΔ F	6	5
New Middle East Other Assets GmbH (acquired 8/2/13, cost $3) (Private) (Brazil) † ΔΔ F	2	2
Priceline Group, Inc. (The) †	6,150	7,647,956
		34,049,696
Internet software and services (10.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	47,813	3,745,670
Baidu, Inc. ADR (China) †	16,700	2,883,422
Facebook, Inc. Class A †	251,200	23,615,312
Google, Inc. Class A †	22,249	14,628,718
Google, Inc. Class C †	30,829	19,286,931
GrubHub, Inc. † S	28,600	906,906
Pandora Media, Inc. † S	181,039	3,171,803
Twitter, Inc. †	46,600	1,445,066
Yahoo!, Inc. †	49,400	1,811,498
		71,495,326
IT Services (3.4%)
Visa, Inc. Class A	296,400	22,330,776
		22,330,776
Life sciences tools and services (0.6%)
Agilent Technologies, Inc.	100,700	4,123,665
		4,123,665
Machinery (0.3%)
Jungheinrich AG (Preference) (Germany)	23,813	1,679,970
		1,679,970
Media (3.7%)
DISH Network Corp. Class A †	30,700	1,983,527
Liberty Global PLC Ser. A (United Kingdom) †	62,600	3,283,996
Lions Gate Entertainment Corp.	86,813	3,401,333
Live Nation Entertainment, Inc. †	195,645	5,129,812
Time Warner Cable, Inc.	28,400	5,396,284
Time Warner, Inc.	57,600	5,071,104
		24,266,056
Multiline retail (0.8%)
Dollar General Corp.	67,000	5,384,790
		5,384,790
Oil, gas, and consumable fuels (2.4%)
Cabot Oil & Gas Corp.	88,400	2,312,544
Diamondback Energy, Inc. †	22,100	1,487,330
EOG Resources, Inc.	46,900	3,620,211
Gulfport Energy Corp. †	71,700	2,348,892
Pioneer Natural Resources Co.	9,000	1,140,930
Scorpio Tankers, Inc.	148,868	1,598,842

Growth Opportunities Fund     27

COMMON STOCKS (97.1%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Suncor Energy, Inc. (Canada)	101,138	$2,848,892
Whiting Petroleum Corp. †	38,851	796,057
		16,153,698
Personal products (1.4%)
Coty, Inc. Class A †	86,332	2,307,654
Edgewell Personal Care Co.	19,300	1,847,203
Estee Lauder Cos., Inc. (The) Class A	59,300	5,284,223
		9,439,080
Pharmaceuticals (5.4%)
Allergan PLC †	42,900	14,206,335
Bristol-Myers Squibb Co.	111,200	7,299,168
Jazz Pharmaceuticals PLC †	14,600	2,806,704
Mylan NV †	58,799	3,292,156
Perrigo Co. PLC	41,000	7,880,200
		35,484,563
Real estate investment trusts (REITs) (1.0%)
American Tower Corp.	67,700	6,438,947
		6,438,947
Real estate management and development (0.2%)
RE/MAX Holdings, Inc. Class A	42,670	1,613,779
		1,613,779
Road and rail (2.2%)
Genesee & Wyoming, Inc. Class A †	20,100	1,431,522
Union Pacific Corp.	132,500	12,930,675
		14,362,197
Semiconductors and semiconductor equipment (3.2%)
Applied Micro Circuits Corp. † S	120,200	746,442
Avago Technologies, Ltd.	32,400	4,054,536
Freescale Semiconductor, Ltd. †	36,300	1,447,281
Lam Research Corp.	30,386	2,335,772
Micron Technology, Inc. †	176,285	3,263,035
ON Semiconductor Corp. †	272,700	2,896,074
Skyworks Solutions, Inc.	41,900	4,008,573
SunEdison, Inc. †	90,200	2,099,856
		20,851,569
Software (4.4%)
Activision Blizzard, Inc.	177,972	4,589,898
Microsoft Corp.	119,600	5,585,320
Oracle Corp.	83,700	3,342,978
Red Hat, Inc. †	45,214	3,575,523
Salesforce.com, Inc. †	123,200	9,030,560
TiVo, Inc. †	294,704	2,935,252
		29,059,531
Specialty retail (2.7%)
Advance Auto Parts, Inc.	23,700	4,128,777
Home Depot, Inc. (The)	54,200	6,343,026
Tiffany & Co.	30,309	2,900,571
TJX Cos., Inc. (The)	65,700	4,587,174
		17,959,548

28     Growth Opportunities Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value
Technology hardware, storage, and peripherals (5.7%)
Apple, Inc.	262,330	$31,820,629
SanDisk Corp.	40,459	2,439,273
Western Digital Corp.	41,800	3,597,308
		37,857,210
Textiles, apparel, and luxury goods (1.4%)
NIKE, Inc. Class B	78,200	9,010,204
		9,010,204
Total common stocks (cost $514,823,121)		$641,099,136

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Allergan PLC Ser. A, 5.50% cv. pfd.	1,306	$1,452,442
Total convertible preferred stocks (cost $1,306,000)		$1,452,442

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Citigroup, Inc.	1/4/19	$106.10	200,830	$150,823
Neuralstem, Inc. Ser. J (acquired 1/3/14, cost $—) ΔΔ F	1/3/19	3.64	82,533	—
Total warrants (cost $198,779)				$150,823

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/strike price	Contract amount	Value
Coca-Cola Co. (The) (Call)	Aug-15/$50.00	$398,347	$33
Total purchased options outstanding (cost $35,851)			$33

SHORT-TERM INVESTMENTS (4.6%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.25% [d]	Shares 14,039,505	$14,039,505
Putnam Short Term Investment Fund 0.11% L	Shares 15,807,318	15,807,318
U.S. Treasury Bills 0.03%, November 12, 2015 Δ	$115,000	114,976
U.S. Treasury Bills 0.01%, October 15, 2015 Δ	195,000	194,980
U.S. Treasury Bills 0.01%, August 20, 2015	150,000	149,999
Total short-term investments (cost $30,306,809)		$30,306,778

TOTAL INVESTMENTS
Total investments (cost $546,670,560)	$673,009,212

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $659,969,372.
†	This security is non-income-producing.

Growth Opportunities Fund     29

ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,104,531, or 0.2% of net assets.

Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $24,160 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/15 (aggregate face value $16,620,094)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Japanese Yen	Sell	8/19/15	$2,930,047	$2,998,486	$68,439
JPMorgan Chase Bank N.A.
	Euro	Sell	9/16/15	2,913,308	2,948,125	34,817
State Street Bank and Trust Co.
	Euro	Sell	9/16/15	1,540,827	1,538,823	(2,004)
	Japanese Yen	Sell	8/19/15	4,221,554	4,373,535	151,981
UBS AG
	Euro	Sell	9/16/15	4,696,435	4,761,125	64,690
Total						$317,923

WRITTEN OPTIONS OUTSTANDING at 7/31/15 (premiums $3,983)
	Expiration date/strike price	Contract amount	Value
Coca-Cola Co. (The) (Call)	Aug-15/$55.00	$398,347	$4
Total			$4

30     Growth Opportunities Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/15
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
baskets	53,663	$—	4/15/16	(3 month USD-LIBOR-BBA plus 0.38%)	A basket (JPCMPNET) of common stocks	$(18,735)
baskets	11,628	—	7/16/16	(3 month USD-LIBOR-BBA plus 0.30%)	A basket (JPCMPTMD) of common stocks	(57,352)
Total		$—	$(76,087)

Growth Opportunities Fund     31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$121,836,011	$7,534,899	$1,104,531
Consumer staples	42,582,013	—	—
Energy	23,307,399	—	—
Financials	39,659,940	2,100,273	—
Health care	110,899,062	—	—
Industrials	70,737,846	7,404,552	—
Information technology	182,844,104	—	—
Materials	20,694,946	4,610,944	—
Telecommunication services	3,474,400	—	—
Utilities	2,308,216	—	—
Total common stocks	618,343,937	21,650,668	1,104,531
Convertible preferred stocks	—	1,452,442	—
Purchased options outstanding	—	33	—
Warrants	150,823	—	—
Short-term investments	15,807,318	14,499,460	—
Totals by level	$634,302,078	$37,602,603	$1,104,531

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$317,923	$—
Written options outstanding	—	(4)	—
Total return swap contracts	—	(76,087)	—
Totals by level	$—	$241,832	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32     Growth Opportunities Fund

Statement of assets and liabilities 7/31/15
ASSETS
Investment in securities, at value, including $13,691,574 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $516,823,737)	$643,162,389
Affiliated issuers (identified cost $29,846,823) (Notes 1 and 5)	29,846,823
Foreign currency (cost $796,647) (Note 1)	789,496
Dividends, interest and other receivables	504,894
Foreign tax reclaim	27,485
Receivable for shares of the fund sold	501,079
Receivable for investments sold	4,586,957
Unrealized appreciation on forward currency contracts (Note 1)	319,927
Prepaid assets	40,952
Total assets	679,780,002
LIABILITIES
Payable for investments purchased	4,353,012
Payable for shares of the fund repurchased	282,221
Payable for compensation of Manager (Note 2)	316,985
Payable for custodian fees (Note 2)	10,786
Payable for investor servicing fees (Note 2)	193,869
Payable for Trustee compensation and expenses (Note 2)	239,377
Payable for administrative services (Note 2)	2,499
Payable for distribution fees (Note 2)	147,178
Unrealized depreciation on OTC swap contracts (Note 1)	76,087
Unrealized depreciation on forward currency contracts (Note 1)	2,004
Written options outstanding, at value (premiums $3,983) (Notes 1 and 3)	4
Collateral on securities loaned, at value (Note 1)	14,039,505
Other accrued expenses	147,103
Total liabilities	19,810,630
Net assets	$659,969,372

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$501,190,750
Undistributed net investment income (Note 1)	1,429,628
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	30,773,796
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	126,575,198
Total — Representing net assets applicable to capital shares outstanding	$659,969,372
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund     33

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($469,652,140 divided by 18,705,320 shares)	$25.11
	Offering price per class A share (100/94.25 of $25.11)*	$26.64
	Net asset value and offering price per class B share ($20,481,543 divided by 933,913 shares)**	$21.93
	Net asset value and offering price per class C share ($31,264,890 divided by 1,402,457 shares)**	$22.29
	Net asset value and redemption price per class M share ($5,990,597 divided by 260,046 shares)	$23.04
	Offering price per class M share (100/96.50 of $23.04)*	$23.88
	Net asset value, offering price and redemption price per class R share ($4,174,409 divided by 171,223 shares)	$24.38
	Net asset value, offering price and redemption price per class R5 share ($10,542,103 divided by 403,373 shares)	$26.13
	Net asset value, offering price and redemption price per class R6 share ($25,983,053 divided by 993,016 shares)	$26.17
	Net asset value, offering price and redemption price per class Y share ($91,880,637 divided by 3,524,309 shares)	$26.07
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34     Growth Opportunities Fund

Statement of operations Year ended 7/31/15
INVESTMENT INCOME
Dividends (net of foreign tax of $64,201)	$6,151,736
Interest (including interest income of $14,272 from investments in affiliated issuers) (Note 5)	14,272
Securities lending (Note 1)	80,563
Total investment income	6,246,571
EXPENSES
Compensation of Manager (Note 2)	3,257,975
Investor servicing fees (Note 2)	1,066,859
Custodian fees (Note 2)	33,701
Trustee compensation and expenses (Note 2)	22,512
Distribution fees (Note 2)	1,608,109
Administrative services (Note 2)	14,983
Other	333,888
Total expenses	6,338,027
Expense reduction (Note 2)	(26,586)
Net expenses	6,311,441
Net investment loss	(64,870)

Net realized gain on investments (Notes 1 and 3)	31,709,514
Net realized loss on swap contracts (Note 1)	(211,347)
Net realized gain on futures contracts (Note 1)	160,979
Net realized gain on foreign currency transactions (Note 1)	2,213,470
Net realized gain on written options (Notes 1 and 3)	174,839
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	207,979
Net unrealized appreciation of investments, swap contracts and written options during the year	31,371,461
Net gain on investments	65,626,895
Net increase in net assets resulting from operations	$65,562,025

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund     35

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 7/31/15	Year ended 7/31/14
Operations:
Net investment income (loss)	$(64,870)	$1,190,313
Net realized gain on investments and foreign currency transactions	34,047,455	68,382,460
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	31,579,440	14,594,828
Net increase in net assets resulting from operations	65,562,025	84,167,601
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,988,876)	(711,353)
Class M	(5,928)	—
Class R	(29,575)	(2,478)
Class R5	(9,530)	(53)
Class R6	(168,442)	(34,181)
Class Y	(174,145)	(46,269)
Net realized short-term gain on investments
Class A	(25,638,390)	—
Class B	(1,384,627)	—
Class C	(1,568,280)	—
Class M	(407,543)	—
Class R	(342,984)	—
Class R5	(70,832)	—
Class R6	(1,197,972)	—
Class Y	(1,422,470)	—
From net realized long-term gain on investments
Class A	(30,144,531)	(14,765,563)
Class B	(1,627,986)	(958,664)
Class C	(1,843,917)	(788,150)
Class M	(479,173)	(234,014)
Class R	(403,267)	(107,303)
Class R5	(83,282)	(560)
Class R6	(1,408,524)	(312,330)
Class Y	(1,672,480)	(558,003)
Increase in capital from settlement payments	—	1,251,118
Increase from capital share transactions (Note 4)	191,191,773	15,357,032
Total increase in net assets	184,681,044	82,256,830
NET ASSETS
Beginning of year	475,288,328	393,031,498
End of year (including undistributed net investment income of $1,429,628 and $2,237,994, respectively)	$659,969,372	$475,288,328

The accompanying notes are an integral part of these financial statements.

36     Growth Opportunities Fund

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Growth Opportunities Fund     37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
July 31, 2015	$25.68	—[d]	3.15	3.15	(.13)	(3.59)	(3.72)	—	—	$25.11	12.82	$469,652	1.09	.02	68
July 31, 2014	21.94	.08	4.64	4.72	(.05)	(1.00)	(1.05)	—	.07[e]	25.68	22.27	390,651	1.10	.33	83
July 31, 2013	17.57	.05	4.38	4.43	(.06)	—	(.06)	—[d]	—	21.94	25.30	330,392	1.13	.28	89
July 31, 2012	17.18	.05	.34	.39	—	—	—	—[d]	—	17.57	2.27	282,145	1.17	.32	56
July 31, 2011	13.82	(.01)	3.35[f]	3.34	—	—	—	—[d]	.02[g]	17.18	24.31[f]	295,289	1.22	(.05)	68
Class B
July 31, 2015	$22.90	(.16)	2.78	2.62	—	(3.59)	(3.59)	—	—	$21.93	11.97	$20,482	1.84	(.73)	68
July 31, 2014	19.77	(.09)	4.16	4.07	—	(1.00)	(1.00)	—	.06[e]	22.90	21.33	20,030	1.85	(.41)	83
July 31, 2013	15.89	(.08)	3.96	3.88	—	—	—	—[d]	—	19.77	24.42	19,926	1.88	(.46)	89
July 31, 2012	15.66	(.06)	.29	.23	—	—	—	—[d]	—	15.89	1.47	18,678	1.92	(.43)	56
July 31, 2011	12.69	(.12)	3.07[f]	2.95	—	—	—	—[d]	.02[g]	15.66	23.40[f]	24,683	1.97	(.80)	68
Class C
July 31, 2015	$23.22	(.17)	2.83	2.66	—	(3.59)	(3.59)	—	—	$22.29	11.97	$31,265	1.84	(.74)	68
July 31, 2014	20.03	(.09)	4.22	4.13	—	(1.00)	(1.00)	—	.06[e]	23.22	21.35	19,493	1.85	(.42)	83
July 31, 2013	16.10	(.08)	4.01	3.93	—	—	—	—[d]	—	20.03	24.41	15,402	1.88	(.47)	89
July 31, 2012	15.87	(.07)	.30	.23	—	—	—	—[d]	—	16.10	1.45	13,099	1.92	(.43)	56
July 31, 2011	12.86	(.12)	3.11[f]	2.99	—	—	—	—[d]	.02[g]	15.87	23.41[f]	13,781	1.97	(.80)	68
Class M
July 31, 2015	$23.86	(.11)	2.90	2.79	(.02)	(3.59)	(3.61)	—	—	$23.04	12.25	$5,991	1.59	(.48)	68
July 31, 2014	20.50	(.04)	4.33	4.29	—	(1.00)	(1.00)	—	.07[e]	23.86	21.71	5,554	1.60	(.17)	83
July 31, 2013	16.44	(.04)	4.10	4.06	—	—	—	—[d]	—	20.50	24.70	5,041	1.63	(.21)	89
July 31, 2012	16.17	(.03)	.30	.27	—	—	—	—[d]	—	16.44	1.67	4,588	1.67	(.18)	56
July 31, 2011	13.07	(.09)	3.17[f]	3.08	—	—	—	—[d]	.02[g]	16.17	23.72[f]	5,271	1.72	(.55)	68
Class R
July 31, 2015	$25.08	(.06)	3.07	3.01	(.12)	(3.59)	(3.71)	—	—	$24.38	12.55	$4,174	1.34	(.23)	68
July 31, 2014	21.48	.01	4.54	4.55	(.02)	(1.00)	(1.02)	—	.07[e]	25.08	21.96	4,362	1.35	.05	83
July 31, 2013	17.19	—[d]	4.30	4.30	(.01)	—	(.01)	—[d]	—	21.48	25.01	2,270	1.38	.01	89
July 31, 2012	16.86	.01	.32	.33	—	—	—	—[d]	—	17.19	1.96	1,632	1.42	.06	56
July 31, 2011	13.59	(.05)	3.30[f]	3.25	—	—	—	—[d]	.02[g]	16.86	24.06[f]	630	1.47	(.31)	68
Class R5
July 31, 2015	$26.60	.08	3.26	3.34	(.22)	(3.59)	(3.81)	—	—	$26.13	13.15	$10,542.79		.32	68
July 31, 2014	22.67	(.02)	4.98	4.96	(.10)	(1.00)	(1.10)	—	.07[e]	26.60	22.62	1,166.78		(.08)	83
July 31, 2013	18.12	.13	4.53	4.66	(.11)	—	(.11)	—	—	22.67	25.82	13.75		.65	89
July 31, 2012†	17.89	—[d]	.23	.23	—	—	—	—	—	18.12	1.29*	10	.06*	(.01) *	56
Class R6
July 31, 2015	$26.62	.11	3.26	3.37	(.23)	(3.59)	(3.82)	—	—	$26.17	13.26	$25,983.69		.40	68
July 31, 2014	22.67	.16	4.83	4.99	(.11)	(1.00)	(1.11)	—	.07[e]	26.62	22.79	17,005.68		.62	83
July 31, 2013	18.12	.11[h]	4.57	4.68	(.13)	—	(.13)	—[d]	—	22.67	25.94	6,821.65		.47[h]	89
July 31, 2012†	17.89	—[d]	.23	.23	—	—	—	—	—	18.12	1.29*	10	.05*	—*[i]	56
Class Y
July 31, 2015	$26.54	.07	3.25	3.32	(.20)	(3.59)	(3.79)	—	—	$26.07	13.09	$91,881.84		.25	68
July 31, 2014	22.62	.14	4.79	4.93	(.08)	(1.00)	(1.08)	—	.07[e]	26.54	22.57	17,028.85		.56	83
July 31, 2013	18.12	.11	4.51	4.62	(.12)	—	(.12)	—[d]	—	22.62	25.60	13,166.88		.57	89
July 31, 2012	17.68	.10	.34	.44	—	—	—	—[d]	—	18.12	2.49	16,582.92		.57	56
July 31, 2011	14.18	.03	3.45[f]	3.48	—	—	—	—[d]	.02[g]	17.68	24.68[f]	12,395.97		.19	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	Growth Opportunities Fund	Growth Opportunities Fund	39

Financial highlights (Continued)

*  Not annualized.

†  For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following amounts per share outstanding on November 27, 2013:

Per share
Class A	$0.07
Class B	0.06
Class C	0.06
Class M	0.07
Class R	0.07
Class R5	0.07
Class R6	0.07
Class Y	0.07

f  Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on January 19, 2011:

Per share
Class A	$0.15
Class B	0.14
Class C	0.14
Class M	0.14
Class R	0.15
Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2011.

g  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h  The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

i  Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

40     Growth Opportunities Fund

Notes to financial statements 7/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through July 31, 2015.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

Growth Opportunities Fund     41

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

42     Growth Opportunities Fund

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Growth Opportunities Fund     43

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $16,051 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $41,241 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $179,971 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $14,039,505 and the value of securities loaned amounted to $13,691,574.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

44     Growth Opportunities Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,633,000 to decrease distributions in excess of net investment income, $224 to decrease paid-in-capital and $1,632,776 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$145,846,908
Unrealized depreciation	(20,762,820)
Net unrealized appreciation	125,084,088
Undistributed ordinary income	1,671,464
Undistributed long-term gain	19,892,843
Undistributed short-term gain	12,135,517
Cost for federal income tax purposes	$547,925,124

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Growth Opportunities Fund     45

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.548% of the fund’s average net assets before an increase of $145,666 (0.026% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015,

46     Growth Opportunities Fund

a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$838,568
Class B	39,453
Class C	49,195
Class M	11,764
Class R	8,967
Class R5	9,808
Class R6	10,535
Class Y	98,569
Total	$1,066,859

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,690 under the expense offset arrangements and by $24,896 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $364, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,081,784
Class B	203,364
Class C	254,399
Class M	45,491
Class R	23,071
Total	$1,608,109

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $103,526 and $1,274 from the sale of class A and class M shares, respectively, and received $8,163 and $626 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $26 and no monies on class A and class M redemptions, respectively.

Growth Opportunities Fund     47

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$493,470,025	$377,324,709
U.S. government securities (Long-term)	—	—
Total	$493,470,025	$377,324,709

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$224,153	$174,839
Options opened	398,347	3,983
Options exercised	—	—
Options expired	(224,153)	(174,839)
Options closed	—	—
Written options outstanding at the end of the reporting period	$398,347	$3,983

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	3,582,700	$89,322,712	1,688,486	$41,104,598
Shares issued in connection with reinvestment of distributions	2,282,086	55,158,011	634,750	14,853,148
	5,864,786	144,480,723	2,323,236	55,957,746
Shares repurchased	(2,371,406)	(59,140,478)	(2,170,761)	(52,259,688)
Net increase	3,493,380	$85,340,245	152,475	$3,698,058

	Year ended 7/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	162,371	$3,549,593	105,758	$2,273,292
Shares issued in connection with reinvestment of distributions	135,493	2,875,158	44,040	923,518
	297,864	6,424,751	149,798	3,196,810
Shares repurchased	(238,623)	(5,250,043)	(283,211)	(6,074,771)
Net increase (decrease)	59,241	$1,174,708	(133,413)	$(2,877,961)

48     Growth Opportunities Fund

	Year ended 7/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	561,884	$12,564,554	138,184	$3,025,101
Shares issued in connection with reinvestment of distributions	141,645	3,055,285	33,752	717,895
	703,529	15,619,839	171,936	3,742,996
Shares repurchased	(140,423)	(3,137,150)	(101,433)	(2,230,483)
Net increase	563,106	$12,482,689	70,503	$1,512,513

	Year ended 7/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	34,495	$804,076	10,315	$227,761
Shares issued in connection with reinvestment of distributions	40,084	891,859	10,722	233,850
	74,579	1,695,935	21,037	461,611
Shares repurchased	(47,342)	(1,105,130)	(34,103)	(767,125)
Net increase (decrease)	27,237	$590,805	(13,066)	$(305,514)

	Year ended 7/31/15		Year ended 7/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	110,926	$2,768,691	85,496	$2,116,939
Shares issued in connection with reinvestment of distributions	32,803	771,195	4,794	109,781
	143,729	3,539,886	90,290	2,226,720
Shares repurchased	(146,408)	(3,509,645)	(22,038)	(516,528)
Net increase (decrease)	(2,679)	$30,241	68,252	$1,710,192

	Year ended 7/31/15		Year ended 7/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	416,733	$10,382,484	43,340	$1,150,364
Shares issued in connection with reinvestment of distributions	6,517	163,644	25	613
	423,250	10,546,128	43,365	1,150,977
Shares repurchased	(63,697)	(1,617,476)	(107)	(2,921)
Net increase	359,553	$8,928,652	43,258	$1,148,056

	Year ended 7/31/15		Year ended 7/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	472,420	$12,300,714	392,979	$10,103,127
Shares issued in connection with reinvestment of distributions	110,423	2,774,938	14,325	346,511
	582,843	15,075,652	407,304	10,449,638
Shares repurchased	(228,687)	(5,909,502)	(69,365)	(1,746,065)
Net increase	354,156	$9,166,150	337,939	$8,703,573

Growth Opportunities Fund     49

	Year ended 7/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,291,435	$83,996,116	310,470	$7,874,213
Shares issued in connection with reinvestment of distributions	91,413	2,290,822	23,532	568,284
	3,382,848	86,286,938	334,002	8,442,497
Shares repurchased	(500,116)	(12,808,655)	(274,480)	(6,674,382)
Net increase	2,882,732	$73,478,283	59,522	$1,768,115

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	677	0.17%	$17,690
Class R6	678	0.07	17,743

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$10,372,288	$192,219,217	$186,784,187	$14,272	$15,807,318

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$200,000
Written equity option contracts (contract amount) (Note 3)	$200,000
Futures contracts (number of contracts)	—*
Forward currency contracts (contract amount)	$16,200,000
OTC total return swap contracts (notional)	$5,600,000
Warrants (number of warrants)	270,000

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

50     Growth Opportunities Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$319,927	Payables	$2,004
Equity contracts	Investments	150,856	Payables	76,091
Total		$470,783		$78,095

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$2,187,675	$—	$2,187,675
Equity contracts	(49,314)	160,979	—	(211,347)	$(99,682)
Total	$(49,314)	$160,979	$2,187,675	$(211,347)	$2,087,993

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$217,299	$—	$217,299
Equity contracts	3,026	(61,111)	—	(46,829)	$(104,914)
Total	$3,026	$(61,111)	$217,299	$(46,829)	$112,385

Growth Opportunities Fund     51

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
OTC Total return swap contracts* #	$—	$—	$—	$—	$—
Forward currency contracts#	68,439	34,817	151,981	64,690	319,927
Purchased options** #	—	33	—	—	33
Total Assets	$68,439	$34,850	$151,981	$64,690	$319,960
Liabilities:
OTC Total return swap contracts* #	$—	$76,087	$—	$—	$76,087
Forward currency contracts#	—	—	2,004	—	2,004
Written options#	—	4	—	—	4
Total Liabilities	$—	$76,091	$2,004	$—	$78,095
Total Financial and Derivative Net Assets	$68,439	$(41,241)	$149,977	$64,690	$241,865
Total collateral received (pledged)† ##	$—	$(41,241)	$—	$16,051
Net amount	$68,439	$—	$149,977	$48,639

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

52     Growth Opportunities Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $22,822,264 as a capital gain dividend with respect to the taxable year ended July 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 35.29% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 40.45%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,426 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

Growth Opportunities Fund     53

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

54     Growth Opportunities Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Growth Opportunities Fund     55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

56     Growth Opportunities Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Growth Opportunities Fund     57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

58     Growth Opportunities Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Growth Opportunities Fund     59

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60     Growth Opportunities Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

AN061
296143 9/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2015	$45,333	$ —	$4,400	$ —
July 31, 2014	$44,100	$ —	$4,285	$ —

For the fiscal years ended July 31, 2015 and July 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,400 and $4,285 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2015	$ —	$ —	$ —	$ —

July 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2015